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                                               PRELIMINARY COPY. CONFIDENTIAL,
                                               FOR USE OF THE COMMISSION ONLY.



PROXY/VOTING INSTRUCTION CARD                               PATLEX CORPORATION
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         This Proxy is Solicited by the Board of Directors for the Special
Meeting of Shareholders, August 20, 1996, 10:00 a.m. local time, at the New York Athletic Club, 180 Central Park South, New York, New York.

The undersigned hereby appoints Frank Borman and J. Henry Muetterties, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Patlex Corporation, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE SUBJECTS LISTED ON THE REVERSE SIDE OF THIS CARD AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED, NOR YOUR INSTRUCTIONS FOLLOWED.


PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS         PATLEX CORPORATION
PROXY IN THE ENCLOSED ENVELOPE, MAKING SURE THAT        5550 WEST FLAMINGO ROAD
THE ADDRESS AT RIGHT SHOWS THROUGH THE WINDOW.          SUITE B-5
                                                        LAS VEGAS, NV 89103


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                            DETACH PROXY CARD HERE
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  Directors recommend a vote "FOR":

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  1.      Approval of the Plan of Merger and Reorganization pursuant to which
          Patlex Corporation will be reorganized into a holding company structure.

          FOR  [ ]                   AGAINST  [ ]                 ABSTAIN  [ ]

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  2.      Approval of an Amended and Restated Agreement and Plan of Merger,
          dated as of February 7, 1996, as amended and restated as of June 28, 1996, among Patlex Corporation, Patlex Holdings, Inc., DBT Acquisition Corp. and Database Technologies, Inc. and related transactions.

          FOR  [ ]                   AGAINST  [ ]                 ABSTAIN  [ ]

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  3.      Approval of an amended and restated Stock Option Plan (the "Plan"), that includes, among other things, an increase in the number of authorized shares thereunder from 375,000 to 900,000 shares.

          FOR  [ ]                   AGAINST  [ ]                 ABSTAIN  [ ]

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  4.      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

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                                        Please sign exactly as name or names
                                        appear on this proxy.  If stock is held
                                        jointly, each holder should sign.  If
                                        signing as attorney, trustee, executor,
                                        administrator, custodian, guardian or
                                        corporate officer, please give full
                                        title.

                                        DATE ___________________________, 1996

                                        SIGNATURE ____________________________

                                        SIGNATURE ____________________________

                                        Votes must be indicated (X) in Black

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                              DETACH PROXY CARD HERE